EXHIBIT 32.02

                                  CERTIFICATION

                         PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Baldwin Technology Company, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2004 to be filed with Securities and Exchange Commission on or about the date hereof (the "Report"), I, Vijay C. Tharani, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: February 14, 2005                         By: /s/ Vijay C. Tharani
                                                    -----------------------
                                                       Vijay C. Tharani
                                                    Chief Financial Officer